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                                                                    Exhibit 23.2




                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
VaxGen, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP


Seattle, Washington
May 5, 1999